UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 27, 2005

                                Axia Group, Inc.

             (Exact name of registrant as specified in its charter)

    Nevada                            001-09418                 87-0509512
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)

               5520 Wellesley Street, Suite 109, La Mesa, CA      91942
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                (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (619) 466-4928

               1324 N. Magnolia Avenue, El Cajon, California 92020
           ----------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      Change in Control. On June 27, 2005, Axia Group, Inc., or Axia, entered into a stock surchase Agreement by and among Axia, Jeffrey W. Flannery, and Richard F. Schmidt. Pursuant to the terms of the agreement, Mr. Schmidt sold 150,000 shares of Series C Preferred Stock and 5,000,000 shares of Series D Preferred Stock of Axia to Mr. Flannery for $75,000.00 in the form of $40,000.00 in cash and a secured note in the principal amount of $35,000.00, payable in two monthly installments of $17,500.00 each.

      The holders of Series D Preferred Stock and the holders of our common stock shall be entitled to notice of any stockholders' meeting and to vote as a single class upon any matter submitted to the stockholders for a vote as follows: (i) the holders of Series D Preferred Stock shall have such number of votes as is determined by multiplying (a) the number of shares of Series D Preferred Stock held by such holder, (b) the number of issued and outstanding shares of our common stock (on a fully-diluted basis) as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0000004; and (ii) the holders of our common stock shall have one vote per share of common stock held as of such date. Accordingly, the sale and transfer of the 5,000,000 shares of the Series D Preferred Stock to Mr. Flannery effectively transferred control of Axia to Mr. Flannery.

      In connection with this change in control, Mr. Schmidt resigned as President, Chief Financial Officer, and Secretary of Axia. The board of directors appointed Mr. Flannery as the new President, Chief Financial Officer, and Secretary.

      Thereafter, Richard D. Mangiarelli resigned as a director of Axia. Mr. Schmidt, as the remaining sole director, appointed Mr. Flannery to fill the vacancy on the board of directors.

      The sale of the shares of Series B Preferred Stock was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(1) of the Securities Act (under the so-called "4(1 1/2) exemption" of the Securities Act).

Item  1.02 Termination of a Material Definitive Agreement.

      Not Applicable.

Item  1.03 Bankruptcy or Receivership.

      Not Applicable.

Section 2 - Financial Information

Item  2.01 Completion of Acquisition or Disposition of Assets.

      See Item 1.01.

Item  2.02 Results of Operations and Financial Condition.

      Not Applicable.

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Item  2.03 Creation of a Direct  Financial  Obligation or an Obligation under an
      Off-Balance Sheet Arrangement of a Registrant.

      Not Applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      Not Applicable.

Item  2.05 Costs Associated with Exit or Disposal Activities.

      Not Applicable.

Item  2.06 Material Impairments.

      Not Applicable.

Section 3 - Securities and Trading Markets

Item  3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
      Standard: Transfer of Listing.

      Not Applicable.

Item  3.02 Unregistered Sales of Equity Securities.

      See Item 1.01.

Item  3.03 Material Modification to Rights of Security Holders.

      Not Applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item  4.01 Changes in Registrant's Certifying Accountant.

      Not Applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      Not Applicable.

Section 5 - Corporate Governance and Management

Item  5.01 Changes in Control of Registrant.

      See Items 1.01, 5.02.

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Item  5.02 Departure of Directors or Principal Officers;  Election of Directors;
      Appointment of Principal Officers.

      On June 27, 2005, Richard F. Schmidt resigned as President, Chief Financial Officer, and Secretary of Axia. The board of directors appointed Jeffrey W. Flannery as the new President, Chief Financial Officer, and Secretary.

      Thereafter, Richard D. Mangiarelli resigned as a director of Axia. Mr. Schmidt, as the remaining sole director, appointed Mr. Flannery to fill the vacancy on the board of directors.

      Jeffrey W. Flannery is has been a director of Axia and its President, Chief Financial Officer, and Secretary since June 27, 2005. Mr. Flannery brings extensive experience in business development and fiscal management to these positions with Axia Group, Inc. He is currently serving as Chief Executive Officer and Chief Financial Officer of Centrex, Inc., a company which is commercializing a patented technology for biochemical detection systems. Previously, Mr. Flannery was the founder and Chief Executive Officer of Enhanced Information Systems, Inc., an online home health care provider for the pharmacy industry, Vice President of Development for IUSA, an information technology company, and Vice President of Corporate Communications for Center For Special Immunology, a public company dedicated to medical treatments for immune disorders. As President of FLC Partners, Inc., an investment banking services company, Mr. Flannery has provided financial consulting and business development services for many public and private companies. Mr. Flannery received his B.A in Philosophy from the University of California Los Angeles.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not Applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not Applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not Applicable.

Section 6 - [Reserved]

      Not Applicable.

Section 7 - Regulation FD

Item  7.01 Regulation FD Disclosure.

      Not Applicable.

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Section 8 - Other Events

Item  8.01 Other Events.

      Axia has moved its principal offices to the following address:

      Axia Group, Inc.
      5520 Wellesley Street, Suite 109
      La Mesa, CA 91942
      (619) 466-4928


Section 9 - Financial Statements and Exhibits

Item  9.01 Financial Statements and Exhibits.

      (a)   Financial statements of businesses acquired.

            Not Applicable.

      (b)   Pro forma financial information.

            Not Applicable.

      (c)   Exhibits.

            Exhibit #         Description
            ---------         -----------

            10.1 Stock Purchase Agreement by and between Jeffrey Flannery, Richard F. Schmidt, and Axia Group, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AXIA GROUP, INC.
                                      (Registrant)

Date:   July 15, 2005                 By: /s/ Jeffrey W. Flannery
                                          --------------------------------------
                                              Jeffrey W. Flannery, President,
                                              Chief Financial Officer, and
                                              Secretary


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